Exhibit 10.18.1





                               AMENDMENT NUMBER 2


This agreement shall amend a certain Distributor Agreement (the "Agreement") made and entered into 16 December 1996, by and between Ampoc Far East Company Limited. a corporation organized and existing under the laws of the Republic of China on Taiwan with its principal place of business located at 99-1, Ning PO W. Street, Taipei, Taiwan (hereinafter referred to a as "Agent") and CFM TECHNOLOGIES, INC., a Pennsylvania corporation, with its principal place of business located at 150 Oaklands Boulevard, Exton, Pennsylvania, 19341 (hereinafter referred to as the "Company").



TERM
The term of the Agreement is hereby extend until 16 December 2001.



COMMISSIONS

Commissions for systems sold for use in semiconductor manufacturing shall be paid at the following rates:

1. The first system sold to Taiwan Semiconductor Manufacturing Corporation, its subsidiaries or affiliates ("TSMC"), shall earn commission at the rate of 9%. All subsequent sales to TSMC shall earn commission at the rate of 6%.

2. The systems sold to United Microelectronics Corporation, it subsidiaries or affiliates ("UMC"), shall earn commission at the rate of 6%.

3. The 300mm systems sold during the term of the Agreement shall earn commission at the rate of 8%.

4. The first system sold to any customer who is not a current customer or the subsidiary or affiliate of a current customer shall earn commission at the rate of 7%.

5.   The sale of all other systems shall earn commission at the rate of 4.5%

6.   Only one commission rate shall apply to each sale.


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

IN WITNESS WHEREOF, the parties hereto have executed this Amendment this 4th day of October 1999.


                                      CFM TECHNOLOGIES, INC.


                                      /s/ Roger A. Carolin
                                      ---------------------------------------
                                      Roger A. Carolin
                                      President and Chief Executive Officer


                                      AMPOC FAR EAST COMPANY LIMITED


                                      /s/ Ronald Su
                                      ---------------------------------------
                                      Ronald Su
                                      President





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